Exhibit 10.5
EXECUTION COPY
FOURTH AMENDMENT TO CREDIT AGREEMENT
     FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of March 10, 2009 (the “Amendment Date”), by and among TRICO SUPPLY AS, a limited company organized under the laws of Norway (“Holdings”), TRICO SUBSEA HOLDING AS, a limited company organized under the laws of Norway (“Trico Subsea Holding”), TRICO SUBSEA AS, a limited company organized under the laws of Norway (“Trico Subsea”), TRICO SHIPPING AS, a limited company organized under the laws of Norway and wholly-owned Subsidiary of Holdings (“the Borrower”), the Lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
WITNESSETH:
     WHEREAS, the Borrower, Trico Subsea, Trico Subsea Holding, Holdings, the Lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of April 24, 2008 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);
     WHEREAS, subject to the terms and conditions of this Fourth Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided and the parties hereby acknowledge and agree that the amendments set forth below shall apply retroactively as of December 31, 2008 (the “Fourth Amendment Effective Date”);
     NOW, THEREFORE, it is agreed:
I. Amendments to Credit Agreement.
     1. The definition of “Net Worth” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “, but excluding any treasury stock and cumulative foreign translation adjustments” and inserting the text “, but excluding any treasury stock, cumulative foreign translation adjustments and write-downs of goodwill and/or non-amortizing intangible assets” in lieu thereof.
     2. The definition of “Applicable Margin” appearing in Section 1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     ““Applicable Margin” shall mean a percentage per annum equal to 3.25%.”
     3. Each of Sections 2.09(a), 2.09(b), 2.09(c) and 2.09(d) of the Credit Agreement is hereby amended by deleting the text “relevant” immediately preceding the text “Applicable Margin” appearing in said Sections.

NEWYORK 7033971 (2K)	Trico $200MM Fourth Amendment

II. Miscellaneous Provisions.
     1. In order to induce the Lenders to enter into this Fourth Amendment, the Borrower hereby represents and warrants that other than with respect to a Default or Event of Default which may have occurred under Section 10.07 of the Credit Agreement (which Default or Event of Default is cured by this Fourth Amendment), (i) no Default or Event of Default exists as of the Fourth Amendment Effective Date (as defined herein) before giving effect to this Fourth Amendment, (ii) no Default or Event of Default exists as of the Fourth Amendment Effective Date (as defined herein) after giving effect to this Fourth Amendment and (iii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both before and after giving effect to this Fourth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
     2. The Credit Agreement is modified only by the express provisions of this Fourth Amendment and this Fourth Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document except as specifically set forth herein.
     3. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
     4. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     5. This Fourth Amendment shall become effective on the Amendment Date (and the amendments and other modifications set forth herein shall apply retroactively as of the Fourth Amendment Effective Date) when the Borrower, each other Credit Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com).
     6. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.
* * *

NEWYORK 7033971 (2K)	Trico $100MM Fourth Amendment

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

TRICO SUPPLY AS
By:
Name:
Title:

TRICO SUBSEA HOLDING AS
By:
Name:
Title:

TRICO SUBSEA AS
By:
Name:
Title:

TRICO SHIPPING AS
By:
Name:
Title:

signature page to Fourth Amendment Trico $100MM Credit Agreement
NEWYORK 7033971 (2K)

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, Individually and as Administrative Agent
By:
	Name:	Martin Lunder
	Title:	Senior Vice President

By:
	Name:	Martin Kahm
	Title:	Vice President

signature page to Fourth Amendment Trico $100MM Credit Agreement
NEWYORK 7033971 (2K)

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO SUPPLY AS, TRICO SUBSEA HOLDING AS, TRICO SUBSEA AS, TRICO SHIPPING AS, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION: NORDEA BANK NORGE ASA, CAYMAN ISLANDS BRANCH
By:
	Name:	Martin Lunder
	Title:	Senior Vice President

By:
	Name:	Martin Kahm
	Title:	Vice President

signature page to Fourth Amendment Trico $100MM Credit Agreement
NEWYORK 7033971 (2K)

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO SUPPLY AS, TRICO SUBSEA HOLDING AS, TRICO SUBSEA AS, TRICO SHIPPING AS, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION: BAYERISCHE HYPO-UND VEREINSBANK AG
By:
Name:
Title:

By:
Name:
Title:

signature page to Fourth Amendment Trico $100MM Credit Agreement
NEWYORK 7033971 (2K)